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                                                                   Exhibit 10(f)

            THE PEOPLE'S INSURANCE (PROPERTY) COMPANY OF CHINA, LTD.
        Add: 69 Dongheyan Street, Xuanwumen Street, Beijing, China 100052
                              Tel/Fax: 010-63033589
COMPREHENSIVE POLICY OF PROPERTY INSURANCE (ORIGINAL)      POLICY NO.0001714

Whereas Shenyang Haitong Real Estate Development Co., Ltd (hereinafter referred to as 'the insured') has covered comprehensive insurance of property and additional insurance _____________, and the insurance premium has been paid in accordance with the insurance clause, we hereby issue the insurance policy and agree to take the responsibility of the following insured properties in accordance with clause of comprehensive insurance & clause of additional insurance and other agreed terms.

------- ----------------------- ----------------- ----------------------- ---------- --------------------
             Insured Item        Insured Value    Insured Amount (yuan)   Rate (0/00)   Insurance premium
------- ----------------------- ----------------- ----------------------- ---------- --------------------
         A, Huayang Mansion     Appraised Value   400,000,000             2          800,000.00 (yuan)
  Comprehensive
  Insurance
------- ----------------------- ----------------- ----------------------- ---------- --------------------

------- ----------------------- ----------------- ----------------------- ---------- --------------------

------- ----------------------- ----------------- ----------------------- ---------- --------------------

------- ----------------------- ----------------- ----------------------- ---------- --------------------

------- ------------ ---------- ----------------- ----------------------- ---------- --------------------
        Specific
        object to
        be
        Insured
------- ------------ ---------- ----------------- ----------------------- ---------- --------------------

------- ------------ ---------- ----------------- ----------------------- ---------- --------------------

------- ------------ ---------- ----------------- ----------------------- ---------- --------------------
Total Insurance Amount : (In word) FOUR HUNDRED MILLION RENMINBI YUAN
                     (In Arabic figure) 400,000,000.00

-------------- ---------------- ----------------- ----------------------- ---------- --------------------
Additional
Insurance
-------------- ---------------- ----------------- ----------------------- ---------- --------------------

-------------- ---------------- ----------------- ----------------------- ---------- --------------------

-------------- ---------------- ----------------- ----------------------- ---------- --------------------

-------------- ---------------- ----------------- ----------------------- ---------- --------------------
Total Insurance Premium: (in word) EITHT HUNDRED THOUSAND RENMINBI YUAN
                     (in Arabic figure) 800,000.00
Special statement: No damage will be paid if the agreed premium is not paid when the insured accident happens.
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Insurance Period: from zero hour January 1, 1998 to twenty-four hour January 1, 1999
---------------------------------------------------------------------------------------------------------
Special agreed term: If goods and materials are stored in the shelves or platforms less than 30cm, any damage or
                 loss caused by storm or flood will not paid.
---------------------------------------------------------------------------------------------------------
Address of the insured: 386 Qingnian Street, Heping District, Shenyang
Tel: 024-3841118

Post Code:                           The People's Insurance (Property) Company of China, Ltd. (seal)
                                    (specific Seal for Insurance Division of Three-form Foreign
                                    Investment Company
                                    The People's Insurance (Property) Company of China, Ltd.
                                    Shenyang Branch)

Business:
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

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Form of ownership:
Occupation and use:
Location of the property: same as the above              Date: January 1, 1998
Number of address: one
               Wang Yunfen
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(Assistant) Manager:       Accountant:        Checked by:         Prepared by:

On receipt of the insurance policy, careful checking is suggested to ensure no mistake and wrong spelling. If any mistake is found, please notice us immediately.

                                       Party B (sign and stamp):

                                                             Date:


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